                                                                    EXHIBIT 10.4




                            NETWORK SOLUTIONS, INC.

                           1996 STOCK INCENTIVE PLAN

                 (Amended and Restated Effective July 7, 1997)

                               TABLE OF CONTENTS

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ARTICLE 1.  INTRODUCTION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

ARTICLE 2.  ADMINISTRATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
         2.1  Committee Composition . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
         2.2  Committee Responsibilities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

ARTICLE 3.  SHARES AVAILABLE FOR GRANTS.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
         3.1  Basic Limitation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
         3.2  Additional Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
         3.3  Dividend Equivalents  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2

ARTICLE 4.  ELIGIBILITY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
         4.1  General Rules . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
         4.2  Incentive Stock Options . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
         4.3  Limits on Awards  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3

ARTICLE 5.  OPTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
         5.1  Stock Option Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
         5.2  Number of Shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
         5.3  Exercise Price  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
         5.4  Exercisability and Term . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
         5.5  Effect of Change in Control . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
         5.6  Modification or Assumption of Options.  . . . . . . . . . . . . . . . . . . . . . . .   4

ARTICLE 6.  PAYMENT FOR OPTION SHARES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
         6.1  General Rule  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
         6.2  Surrender of Stock  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
         6.3  Exercise/Sale . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
         6.4  Exercise/Pledge . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
         6.5  Promissory Note . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
         6.6  Other Forms of Payment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5

ARTICLE 7.  STOCK APPRECIATION RIGHTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
         7.1  SAR Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
         7.2  Number of Shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
         7.3  Exercise Price  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
         7.4  Exercisability and Term . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
         7.5  Effect of Change in Control . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
         7.6  Exercise of SARs  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
         7.7  Modification or Assumption of SARs. . . . . . . . . . . . . . . . . . . . . . . . . .   6






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
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ARTICLE 8.  RESTRICTED SHARES AND STOCK UNITS . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
         8.1  Time, Amount and Form of Awards . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
         8.2  Payment for Awards  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
         8.3  Vesting Conditions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
         8.4  Form and Time of Settlement of Stock Units  . . . . . . . . . . . . . . . . . . . . .   6
         8.5  Death of Recipient  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
         8.6  Creditors' Rights . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7

ARTICLE 9.  VOTING AND DIVIDEND RIGHTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
         9.1  Restricted Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
         9.2  Stock Units . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7

ARTICLE 10.  PROTECTION AGAINST DILUTION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
         10.1  Adjustments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
         10.2  Reorganizations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8

ARTICLE 11.  AWARDS UNDER OTHER PLANS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8

ARTICLE 12.  PAYMENT OF DIRECTOR'S FEES IN SECURITIES . . . . . . . . . . . . . . . . . . . . . . .   8
         12.1  Effective Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
         12.2  Elections to Receive NSOs or Stock Units . . . . . . . . . . . . . . . . . . . . . .   8
         12.3  Number and Terms of NSOs . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
         12.4  Number and Terms of Stock Units  . . . . . . . . . . . . . . . . . . . . . . . . . .   9

ARTICLE 13.  LIMITATION ON RIGHTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
         13.1  Retention Rights . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
         13.2  Stockholders' Rights . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
         13.3  Regulatory Requirements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9

ARTICLE 14.  LIMITATION ON PAYMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
         14.1  Basic Rule . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
         14.2  Reduction of Payments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         14.3  Overpayments and Underpayments . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         14.4  Related Corporations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10

ARTICLE 15.  WITHHOLDING TAXES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         15.1  General  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         15.2  Share Withholding  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11

ARTICLE 16.  ASSIGNMENT OR TRANSFER OF AWARDS . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         16.1  General  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11





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
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ARTICLE 17.  FUTURE OF THE PLAN . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         17.1  Term of the Plan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         17.2  Amendment or Termination . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11

ARTICLE 18.  DEFINITIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11

ARTICLE 19.  EXECUTION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14





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                            NETWORK SOLUTIONS, INC.

                           1996 STOCK INCENTIVE PLAN

                 (Amended and Restated Effective July 7, 1997)


         ARTICLE 1.  INTRODUCTION.

         The Plan was adopted by the Board on September 18, 1996, subject to approval by the Company's stockholders. The Plan was most recently amended and restated on July 7, 1997 to reflect the recapitalization of the common shares of the Company.

         The purpose of the Plan is to promote the long-term success of the Company and the creation of stockholder value by (a) encouraging Key Employees to focus on critical long-range objectives, (b) encouraging the attraction and retention of Key Employees with exceptional qualifications and (c) linking Key Employees directly to stockholder interests through increased stock ownership. The Plan seeks to achieve this purpose by providing for Awards in the form of Restricted Shares, Stock Units, Options (which may constitute incentive stock options or nonstatutory stock options) or stock appreciation rights.

         The Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware (except their choice-of-law provisions).

         ARTICLE 2.  ADMINISTRATION.

         2.1 Committee Composition. The Plan shall be administered by the Committee. Effective with the Company's initial public offering, the Committee shall consist of two or more directors of the Company who shall satisfy the requirements of Rule 16b-3 (or its successor) under the Exchange Act with respect to the grant of Awards to persons who are officers or directors of the Company under Section 16 of the Exchange Act or the Board itself.

         The Board may also appoint one or more separate committees of the Board, each composed of one or more directors of the Company who need not qualify under Rule 16b-3, who may administer the Plan with respect to Key Employees who are not considered officers or directors of the Company under
Section 16 of the Exchange Act, may grant Awards under the Plan to such Key Employees and may determine all terms of such Awards.

         2.2  Committee Responsibilities.  The Committee shall:

         (a) Select the Key Employees who are to receive Awards under the Plan;

         (b) Determine the type, number, vesting requirements and other features and conditions of such Awards;

         (c)  Interpret the Plan; and

         (d)  Make all other decisions relating to the operation of the Plan.

         The Committee may adopt such rules or guidelines as it deems appropriate to implement the Plan. The Committee's determinations under the Plan shall be final and binding on all persons.

         ARTICLE 3.  SHARES AVAILABLE FOR GRANTS.

         3.1 Basic Limitation. Common Shares issued pursuant to the Plan may be authorized but unissued shares or treasury shares. The aggregate number of Common Shares initially reserved for award under the Plan shall be 2,306,250 shares. Effective January 1, 1997 and on each January 1 thereafter for the remaining term of the Plan, the aggregate number of Common Shares which may be issued under the Plan to individuals shall be increased by a number of Common Shares equal to 2% of the total number of the Class A and Class B shares of common stock of the Company outstanding at the end of the most recently concluded calendar year. Any Common Shares that have been reserved but not issued as Restricted Shares, Share Units, Options or SARs during any calendar year shall remain available for grant during any subsequent calendar year. Notwithstanding the foregoing, no more than 1,000,000 Common Shares shall be available for the grant of ISOs for the remaining term of the Plan. The limitation of this Section 3.1 shall be subject to adjustment pursuant to
Article 10.

         3.2 Additional Shares. If Stock Units, Options or SARs are forfeited or if Options or SARs terminate for any other reason before being exercised, then the corresponding Common Shares shall again become available for Awards under the Plan. If SARs are exercised, then only the number of Common Shares (if any) actually issued in settlement of such SARs shall reduce the number available under Section 3.1 and the balance shall again become available for Awards under the Plan. If Restricted Shares are forfeited, then such Shares shall again become available for Awards under the Plan.

         3.3 Dividend Equivalents. Any dividend equivalents distributed under the Plan shall not be applied against the number of Restricted Shares, Stock Units, Options or SARs available for Awards, whether or not such dividend equivalents are converted into Stock Units.

         ARTICLE 4.  ELIGIBILITY.

         4.1 General Rules. Only Key Employees (including, without limitation, independent contractors who are not members of the Board) shall be eligible for designation as Participants by the Committee. All Outside Directors shall be eligible for making an election described in Article 12.

         4.2 Incentive Stock Options. Only Key Employees who are common-law employees of the Company, a Parent or a Subsidiary shall be eligible for the grant of ISOs. In addition, a Key Employee who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company or any of its Parents or Subsidiaries shall not be eligible for the grant of an ISO unless the requirements set forth in section 422(c)(5) of the Code are satisfied.

         4.3 Limits on Awards. No Key Employee shall receive Options or SARs to purchase Common Shares during any fiscal year covering in excess of 1,000,000 Common Shares; provided, however, a newly hired Key Employee may receive Options or SARs to purchase up to 1,000,000 Common Shares during the portion of the fiscal year remaining after his or her date of hire.

         ARTICLE 5.  OPTIONS.

         5.1 Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan, including but not limited to rights of repurchase and rights of first refusal. The Stock Option Agreement shall specify whether the Option is an ISO or an NSO. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical. Options may be granted in consideration of a cash payment or in consideration of a reduction in the Optionee's other compensation. A Stock Option Agreement may provide that new Options will be granted automatically to the Optionee when he or she exercises the prior Options.

         5.2 Number of Shares. Each Stock Option Agreement shall specify the number of Common Shares subject to the Option and shall provide for the adjustment of such number in accordance with Article 10.

         5.3 Exercise Price. Each Stock Option Agreement shall specify the Exercise Price; provided that the Exercise Price of an ISO shall in no event be less than one hundred percent (100%) of the Fair Market Value of a Common Share on the date of grant. In the case of an NSO, a Stock Option Agreement may specify an Exercise Price that varies in accordance with a predetermined formula while the NSO is outstanding.

         5.4 Exercisability and Term. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. The Stock Option Agreement shall also specify the term of the Option; provided that the term of an ISO shall in no event exceed ten (10) years from the date of grant. A Stock Option Agreement may provide for accelerated exercisability in the event of the Optionee's death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee's service. Options may be awarded in combination with SARs, and such an Award may provide that the Options will not be exercisable unless the related SARs are forfeited. NSOs may also be awarded in combination with Restricted Shares or Stock Units, and such an Award may provide that the NSOs will not be exercisable unless the related Restricted Shares or Stock Units are forfeited.

         5.5 Effect of Change in Control. The Committee may determine, at the time of granting an Option or thereafter, that such Option shall become fully exercisable as to all Common Shares subject to such Option in the event that a Change in Control occurs with respect to the Company.

         5.6 Modification or Assumption of Options. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding options or may accept the cancellation of outstanding options (whether granted by the Company or by another issuer) in return for the grant of new options for the same or a different number of shares and at the same or a different exercise price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, alter or impair his or her rights or obligations under such Option.

         ARTICLE 6.  PAYMENT FOR OPTION SHARES.

         6.1 General Rule. The entire Exercise Price for the Common Shares issued upon exercise of Options shall be payable in cash at the time when such Common Shares are purchased, except as follows:

                 (a) In the case of an ISO granted under the Plan, payment shall be made only pursuant to the express provisions of the applicable Stock Option Agreement. The Stock Option Agreement may specify that payment may be made in any form(s) described in this
         Article 6.

                 (b) In the case of an NSO, the Committee may at any time accept payment in any form(s) described in this Article 6.

         6.2 Surrender of Stock. To the extent that this Section 6.2 is applicable, payment for all or any part of the Exercise Price may be made with Common Shares which have already been owned by the Optionee for such duration as shall be specified by the Committee. Such Common Shares shall be valued at their Fair Market Value on the date when the new Common Shares are purchased under the Plan.

         6.3 Exercise/Sale. To the extent that this Section 6.3 is applicable, payment may be made by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Common Shares and to deliver all or part of the sales proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

         6.4 Exercise/Pledge. To the extent that this Section 6.4 is applicable, payment may be made by the delivery (on a form prescribed by the Company) of an irrevocable direction to pledge Common Shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

         6.5 Promissory Note. To the extent that this Section 6.5 is applicable, payment may be made with a full-recourse promissory note; provided that to the extent required by applicable law, the par value of the Common Shares shall be paid in cash.

         6.6 Other Forms of Payment. To the extent that this Section 6.6 is applicable, payment may be made in any other form that is consistent with applicable laws, regulations and rules.

         ARTICLE 7.  STOCK APPRECIATION RIGHTS.

         7.1 SAR Agreement. Each grant of a SAR under the Plan shall be evidenced by a SAR Agreement between the Optionee and the Company. Such SAR shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various SAR Agreements entered into under the Plan need not be identical. SARs may be granted in consideration of a reduction in the Optionee's other compensation.

         7.2 Number of Shares. Each SAR Agreement shall specify the number of Common Shares to which the SAR pertains and shall provide for the adjustment of such number in accordance with Article 10.

         7.3 Exercise Price. Each SAR Agreement shall specify the Exercise Price. A SAR Agreement may specify an Exercise Price that varies in accordance with a predetermined formula while the SAR is outstanding.

         7.4 Exercisability and Term. Each SAR Agreement shall specify the date when all or any installment of the SAR is to become exercisable. The SAR Agreement shall also specify the term of the SAR. A SAR Agreement may provide for accelerated exercisability in the event of the Optionee's death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee's service. SARs may also be awarded in combination with Options, Restricted Shares or Stock Units, and such an Award may provide that the SARs will not be exercisable unless the related Options, Restricted Shares or Stock Units are forfeited. A SAR may be included in an ISO only at the time of grant but may be included in an NSO at the time of grant or thereafter. A SAR granted under the Plan may provide that it will be exercisable only in the event of a Change in Control.

         7.5 Effect of Change in Control. The Committee may determine, at the time of granting a SAR or thereafter, that such SAR shall become fully exercisable as to all Common Shares subject to such SAR in the event that a Change in Control occurs with respect to the Company.

         7.6 Exercise of SARs. If, on the date when a SAR expires, the Exercise Price under such SAR is less than the Fair Market Value on such date but any portion of such SAR has not been exercised or surrendered, then such SAR shall automatically be deemed to be exercised as of such date with respect to such portion. Upon exercise of a SAR, the Op-tionee (or any person having the right to exercise the SAR after his or her death) shall receive from the Company (a) Common Shares, (b) cash or (c) a combination of Common Shares and cash, as the Committee shall determine. The amount of cash and/or the Fair Market Value of Common Shares received upon exercise of SARs shall, in the aggregate, be equal to the amount by which the Fair Market Value (on the date of surrender) of the Common Shares subject to the SARs exceeds the Exercise Price.

         7.7 Modification or Assumption of SARs. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding SARs or may accept the cancellation of outstanding SARs (whether granted by the Company or by another issuer) in return for the grant of new SARs for the same or a different number of shares and at the same or a different exercise price. The foregoing notwithstanding, no modification of a SAR shall, without the consent of the Optionee, alter or impair his or her rights or obligations under such SAR.

         ARTICLE 8.  RESTRICTED SHARES AND STOCK UNITS.

         8.1 Time, Amount and Form of Awards. Awards under the Plan may be granted in the form of Restricted Shares, in the form of Stock Units, or in any combination of both. Restricted Shares or Stock Units may also be awarded in combination with NSOs or SARs, and such an Award may provide that the Restricted Shares or Stock Units will be forfeited in the event that the related NSOs or SARs are exercised.

         8.2 Payment for Awards. To the extent that an Award is granted in the form of newly issued Restricted Shares, the Award recipient, as a condition to the grant of such Award, shall be required to pay the Company in cash an amount equal to the par value of such Restricted Shares. To the extent that an Award is granted in the form of Restricted Shares from the Company's treasury or in the form of Stock Units, no cash consideration shall be required of the Award recipients.

         8.3 Vesting Conditions. Each Award of Restricted Shares or Stock Units shall become vested, in full or in installments, upon satisfaction of the conditions specified in the Stock Award Agreement which may include performance conditions. A Stock Award Agreement may provide for accelerated vesting in the event of the Participant's death, disability or retirement or other events.
The Committee may determine, at the time of making an Award or thereafter, that such Award shall become fully vested in the event that a Change in Control occurs with respect to the Company.

         8.4 Form and Time of Settlement of Stock Units. Settlement of vested Stock Units may be made in the form of (a) cash, (b) Common Shares or (c) any combination of both. The actual number of Stock Units eligible for settlement may be larger or smaller than the number included in the original Award, based on predetermined performance factors. Methods of converting Stock Units into cash may include (without limitation) a method based on the average Fair Market Value of Common Shares over a series of trading days. Vested Stock Units may be settled in a lump sum or in installments. The distribution may occur or commence when all vesting conditions applicable to the Stock Units have been satisfied or have lapsed, or it may be deferred to any later date. The amount of a deferred distribution may be increased by an interest factor or by dividend equivalents. Until an Award of Stock Units is settled, the number of such Stock Units shall be subject to adjustment pursuant to Article 10.

         8.5 Death of Recipient. Any Stock Units Award that becomes payable after the recipient's death shall be distributed to the recipient's beneficiary or beneficiaries. Each recipient of a Stock Units Award under the Plan shall designate one or more beneficiaries for this purpose by filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Award recipient's death. If no beneficiary was designated or if no designated beneficiary survives the Award recipient, then any Stock Units Award that becomes payable after the recipient's death shall be distributed to the recipient's estate.

         8.6 Creditors' Rights. A holder of Stock Units shall have no rights other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Stock Award Agreement.

         ARTICLE 9.  VOTING AND DIVIDEND RIGHTS.

         9.1 Restricted Shares. The holders of Restricted Shares awarded under the Plan shall have the same voting, dividend and other rights as the Company's other stockholders. A Stock Award Agreement, however, may require that the holders of Restricted Shares invest any cash dividends received in additional Restricted Shares. Such additional Restricted Shares shall be subject to the same conditions and restrictions as the Award with respect to which the dividends were paid. Such additional Restricted Shares shall not reduce the number of Common Shares available under Article 3.

         9.2 Stock Units. The holders of Stock Units shall have no voting rights. Prior to settlement or forfeiture, any Stock Unit awarded under the Plan may, at the Committee's discretion, carry with it a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all cash dividends paid on one Common Share while the Stock Unit is outstanding. Dividend equivalents may be converted into additional Stock Units. Settlement of dividend equivalents may be made in the form of cash, in the form of Common Shares, or in a combination of both. Prior to distribution, any dividend equivalents which are not paid shall be subject to the same conditions and restrictions as the Stock Units to which they attach.

         ARTICLE 10.  PROTECTION AGAINST DILUTION.

         10.1 Adjustments. In the event of a subdivision of the outstanding Common Shares, a declaration of a dividend payable in Common Shares, a declaration of a dividend payable in a form other than Common Shares in an amount that has a material effect on the price of Common Shares, a combination or consolidation of the outstanding Common Shares (by reclassification or otherwise) into a lesser number of Common Shares, a recapitalization, a spinoff or a similar occurrence, the Committee shall make such adjustments as it, in its sole discretion, deems appropriate in one or more of:

                 (a) The number of Options, SARs, Restricted Shares and Stock Units available for future Awards under Article 3;

                 (b) The number of Stock Units included in any prior Award which has not yet been settled;

                 (c) The number of Common Shares covered by each outstanding Option and SAR; or

                 (d)  The Exercise Price under each outstanding Option and SAR.

Except as provided in this Article 10, a Participant shall have no rights by reason of any issue by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock or other dividend or any other increase or decrease in the number of shares of stock of any class.

         10.2 Reorganizations. In the event that the Company is a party to a merger or other reorganization, outstanding Options, SARs, Restricted Shares and Stock Units shall be subject to the agreement of merger or reorganization. Such agreement may provide, without limitation, for the assumption of outstanding Awards by the surviving corporation or its parent, for their continuation by the Company (if the Company is a surviving corporation), for accelerated vesting and accelerated expiration, or for settlement in cash.

         ARTICLE 11.  AWARDS UNDER OTHER PLANS.

         The Company may grant awards under other plans or programs. Such awards may be settled in the form of Common Shares issued under this Plan.
Such Common Shares shall be treated for all purposes under the Plan like Common Shares issued in settlement of Stock Units and shall, when issued, reduce the number of Common Shares available under Article 3.

         ARTICLE 12.  PAYMENT OF DIRECTOR'S FEES IN SECURITIES.

         12.1 Effective Date. No provision of this Article 12 shall be effective unless and until the Board has determined to implement such provision.

         12.2 Elections to Receive NSOs or Stock Units. An Outside Director may elect to receive his or her annual retainer payments and meeting fees from the Company in the form of cash, NSOs, Stock Units, or a combination thereof. Such NSOs and Stock Units shall be issued under the Plan. An election under this Article 12 shall be filed with the Company on the prescribed form and subject to such filing deadlines and election procedures as shall be established by the Committee.

         12.3 Number and Terms of NSOs. The number of NSOs to be granted to Outside Directors in lieu of annual retainers and meeting fees that would otherwise be paid in cash shall be calculated in a manner determined by the Board. The terms of such NSOs shall also be determined by the Board.

         12.4 Number and Terms of Stock Units. The number of Stock Units to be granted to Outside Directors shall be calculated by dividing the amount of the annual retainer or the meeting fee that would otherwise be paid in cash by the arithmetic mean of the Fair Market Values of a Common Share on the ten (10) consecutive trading days ending with the date when such retainer or fee is payable. The terms of such Stock Units shall be determined by the Board.

         ARTICLE 13.  LIMITATION ON RIGHTS.

         13.1 Retention Rights. Neither the Plan nor any Award granted under the Plan shall be deemed to give any individual a right to remain an employee, consultant or director of the Company, a Parent or a Subsidiary. The Company and its Parents and Subsidiaries reserve the right to terminate the service of any employee, consultant or director at any time, and for any reason, subject to applicable laws, the Company's certificate of incorporation and by-laws and a written employment agreement (if any).

         13.2 Stockholders' Rights. A Participant shall have no dividend rights, voting rights or other rights as a stockholder with respect to any Common Shares covered by his or her Award prior to the issuance of a stock certificate for such Common Shares. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date when such certificate is issued, except as expressly provided in Articles 8, 9 and 10.

         13.3 Regulatory Requirements. Any other provision of the Plan notwithstanding, the obligation of the Company to issue Common Shares under the Plan shall be subject to all applicable laws, rules and regulations and such approval by any regulatory body as may be required. The Company reserves the right to restrict, in whole or in part, the delivery of Common Shares pursuant to any Award prior to the satisfaction of all legal requirements relating to the issuance of such Common Shares, to their registration, qualification or listing or to an exemption from registration, qualification or listing.

         ARTICLE 14.  LIMITATION ON PAYMENTS.

         14.1 Basic Rule. Any provision of the Plan to the contrary notwithstanding, in the event that the independent auditors most recently selected by the Board (the "Auditors") determine that any payment or transfer by the Company under the Plan to or for the benefit of a Participant (a "Payment") would be nondeductible by the Company for federal income tax purposes because of the provisions concerning "excess parachute payments" in section 280G of the Code, then the aggregate present value of all Payments shall be reduced (but not below zero) to the Reduced Amount; provided that the Committee, at the time of making an Award under this Plan or at any time thereafter, may specify in writing that such Award shall not be so reduced and shall not be subject to this Article 14. For purposes of this Arti-cle 14, the "Reduced Amount" shall be the amount, expressed as a present value, which maximizes the aggregate present value of the Payments without causing any Payment to be nondeductible by the Company because of section 280G of the Code.

         14.2 Reduction of Payments. If the Auditors determine that any Payment would be nondeductible by the Company because of section 280G of the Code, then the Company shall promptly give the Participant notice to that effect and a copy of the detailed calculation thereof and of the Reduced Amount, and the Participant may then elect, in his or her sole discretion, which and how much of the Payments shall be eliminated or reduced (as long as after such election the aggregate present value of the Payments equals the Reduced Amount) and shall advise the Company in writing of his or her election within ten (10) days of receipt of notice. If no such election is made by the Participant within such ten (10) day period, then the Company may elect which and how much of the Payments shall be eliminated or reduced (as long as after such election the aggregate present value of the Payments equals the Reduced Amount) and shall notify the Participant promptly of such election. For purposes of this Article 14, present value shall be determined in accordance with section 280G(d)(4) of the Code. All determinations made by the Auditors under this Article 14 shall be binding upon the Company and the Participant and shall be made within sixty (60) days of the date when a Payment becomes payable or transferable. As promptly as practicable following such determination and the elections hereunder, the Company shall pay or transfer to or for the benefit of the Participant such amounts as are then due to him or her under the Plan and shall promptly pay or transfer to or for the benefit of the Participant in the future such amounts as become due to him or her under the Plan.

         14.3 Overpayments and Underpayments. As a result of uncertainty in the application of section 280G of the Code at the time of an initial determination by the Auditors hereunder, it is possible that Payments will have been made by the Company which should not have been made (an "Overpayment") or that additional Payments which will not have been made by the Company could have been made (an "Underpayment"), consistent in each case with the calculation of the Reduced Amount hereunder. In the event that the Auditors, based upon the assertion of a deficiency by the Internal Revenue Service against the Company or the Participant which the Auditors believe has a high probability of success, determine that an Overpayment has been made, such Overpayment shall be treated for all purposes as a loan to the Participant which he or she shall repay to the Company, together with interest at the applicable federal rate provided in section 7872(f)(2) of the Code; provided, however, that no amount shall be payable by the Participant to the Company if and to the extent that such payment would not reduce the amount which is subject to taxation under section 4999 of the Code. In the event that the Auditors determine that an Underpayment has occurred, such Underpayment shall promptly be paid or transferred by the Company to or for the benefit of the Participant, together with interest at the applicable federal rate provided in section 7872(f)(2) of the Code.

         14.4 Related Corporations. For purposes of this Article 14, the term "Company" shall include affiliated corporations to the extent determined by the Auditors in accordance with section 280G(d)(5) of the Code.

         ARTICLE 15.  WITHHOLDING TAXES.

         15.1 General. To the extent required by applicable federal, state, local or foreign law, a Participant or his or her successor shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company shall not be required to issue any Common Shares or make any cash payment under the Plan until such obligations are satisfied.

         15.2 Share Withholding. A Participant may satisfy all or part of his or her withholding or income tax obligations by having the Company withhold all or a portion of any Common Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Common Shares that he or she previously acquired. Such Common Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. Any payment of taxes by assigning Common Shares to the Company may be subject to restrictions.

         ARTICLE 16.  ASSIGNMENT OR TRANSFER OF AWARDS.

         16.1 General. Except as provided in Article 15 or the Award agreement, an Award granted under the Plan shall not be anticipated, assigned, attached, garnished, optioned, transferred or made subject to any creditor's process, whether voluntarily, involuntarily or by operation of law. Except as provided in the Award agreement, an Option or SAR may be exercised during the lifetime of the Optionee only by him or her or by his or her guardian or legal representative. This Article 16 shall not preclude a Participant from designating a beneficiary who will receive any outstanding Awards in the event of the Participant's death, nor shall it preclude a transfer of Awards by will or by the laws of descent and distribution.

         ARTICLE 17.  FUTURE OF THE PLAN.

         17.1 Term of the Plan. The Plan, as amended and restated, shall become effective on July 7, 1997. The Plan shall remain in effect until it is terminated under Section 17.2, except that no ISOs shall be granted after September 17, 2006.

         17.2 Amendment or Termination. The Board may, at any time and for any reason, amend or terminate the Plan. An amendment of the Plan shall be subject to the approval of the Company's stockholders only to the extent required by applicable laws, regulations or rules. No Awards shall be granted under the Plan after the termination thereof. The termination of the Plan, or any amendment thereof, shall not affect any Award previously granted under the Plan.

         ARTICLE 18.  DEFINITIONS.

         18.1 "Award" means any award of an Option, an SAR, a Restricted Share or a Stock Unit under the Plan.

         18.2 "Board" means the Company's Board of Directors, as constituted from time to time.

         18.3 "Change in Control" shall be deemed to occur upon any "person" (as defined in Section 13(d) of the Exchange Act), other than the Company, its Parent or Subsidiary or employee benefit plan or trust maintained by the Company, its Parent or Subsidiary, becoming the "beneficial owner" (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of more than 50% of the total combined voting power of the Class A and Class B common stock of the Company outstanding at such time, without the prior approval of the Board.

         18.4  "Code" means the Internal Revenue Code of 1986, as amended.

         18.5  "Committee" means a committee of the Board, as described in
Article 2.

         18.6 "Common Share" means one share of the Class A common stock of the Company.

         18.7 "Company" means Network Solutions, Inc., a Delaware corporation, or its successor.

         18.8 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         18.9 "Exercise Price," in the case of an Option, means the amount for which one Common Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement. "Exercise Price," in the case of an SAR, means an amount, as specified in the applicable SAR Agreement, which is subtracted from the Fair Market Value of one Common Share in determining the amount payable upon exercise of such SAR.

         18.10 "Fair Market Value" means the market price of Common Shares, determined by the Committee as follows:

                 (a) If the Common Shares were traded over-the-counter on the date in question but were not classified as a national market issue, then the Fair Market Value shall be equal to the mean between the last reported representative bid and asked prices quoted by the Nasdaq system for such date;

                 (b) If the Common Shares were traded over-the-counter on the date in question and were classified as a national market issue, then the Fair Market Value shall be equal to the last-transaction price quoted by the Nasdaq system for such date;

                 (c) If the Common Shares were traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite transactions report for such date; and

                 (d) If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by independent appraisals or as otherwise determined by the Committee in good faith on such basis as it deems appropriate.

Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in the Western Edition of The Wall Street Journal. Such determination shall be conclusive and binding on all persons.

         18.11 "ISO" means an incentive stock option described in section 422(b) of the Code.

         18.12 "Key Employee" means (a) a common-law employee of the Company, a Parent or a Subsidiary, (b) an Outside Director and (c) a consultant or adviser who provides services to the Company, a Parent or a Subsidiary as an independent contractor.

         18.13 "NSO" means a stock option not described in sections 422 or 423 of the Code.

         18.14 "Option" means an ISO or NSO granted under the Plan and entitling the holder to purchase one Common Share.

         18.15 "Optionee" means an individual or estate who holds an Option or SAR.

         18.16 "Outside Director" shall mean a member of the Board who is not a common-law employee of the Company, a Parent or a Subsidiary.

         18.17 "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

         18.18  "Participant" means an individual or estate who holds an Award.

         18.19 "Plan" means the Network Solutions, Inc. 1996 Stock Incentive Plan, as amended from time to time.

         18.20  "Restricted Share" means a Common Share awarded under the Plan.

         18.21  "SAR" means a stock appreciation right granted under the Plan.

         18.22 "SAR Agreement" means the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to his or her SAR.

         18.23 "Stock Award Agreement" means the agreement between the Company and the recipient of a Restricted Share or Stock Unit which contains the terms, conditions and restrictions pertaining to such Restricted Share or Stock Unit.

         18.24 "Stock Option Agreement" means the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to his or her Option.

         18.25 "Stock Unit" means a bookkeeping entry representing the equivalent of one Common Share, as awarded under the Plan.

         18.26 "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

         ARTICLE 19.  EXECUTION.

         To record the adoption of the amended and restated Plan by the Board, the Company has caused its duly authorized officer to affix the corporate name and seal hereto.

                                             NETWORK SOLUTIONS, INC.



                                             By
                                                -----------------------------

                                             Its
                                                 ----------------------------

                            NETWORK SOLUTIONS, INC.
                           1996 STOCK INCENTIVE PLAN

                        INCENTIVE STOCK OPTION AGREEMENT

         Network Solutions, Inc., a Delaware corporation (the "Company"), hereby grants an Option to purchase shares of its Class A Common Stock to the Optionee named below. The terms and conditions of the Option are set forth in this cover sheet, in the attachment and in the Company's 1996 Stock Incentive Plan (the "Plan"), as amended and restated effective July 7, 1997.


Date of Grant:
               _________________________________________________________________

Name of Optionee:
                  ______________________________________________________________

Optionee's Social Security Number:
                                   _____________________________________________

Number of Common Shares Covered by Option:
                                           _____________________________________

Exercise Price per Common Share: $______________________________________________

Vesting Start Date:
                    ____________________________________________________________


         BY SIGNING THIS COVER SHEET, YOU VOLUNTARILY AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED IN THE ATTACHED AGREEMENT AND IN THE PLAN, A COPY OF WHICH IS ALSO ATTACHED.


Optionee:
          ______________________________________________________________________
                                      (Signature)

Company:
         _______________________________________________________________________
                                      (Signature)

                 Title:
                        ________________________________________________________

                            NETWORK SOLUTIONS, INC.
                           1996 STOCK INCENTIVE PLAN

                        INCENTIVE STOCK OPTION AGREEMENT


                   INCENTIVE STOCK OPTION         This Option is intended to be
                                                  an incentive stock option
                                                  under section 422 of the
                                                  Internal Revenue Code and
                                                  will be interpreted
                                                  accordingly .

                   VESTING Your right to exercise this Option vests annually over a four year period beginning one year after the Vesting
                                                  Start Date as shown on the
                                                  cover sheet.  This Option
                                                  vests at a rate of 30%, 30%,
                                                  20% and 20%, respectively, of
                                                  the Common Shares covered by
                                                  the Option at the end of the
                                                  first, second, third and
                                                  fourth year, respectively,
                                                  after the Vesting Start Date.
                                                  The number of Common Shares
                                                  which may be purchased under
                                                  this Option by you at the
                                                  Exercise Price shall be
                                                  rounded to the nearest whole
                                                  number.  No additional Common
                                                  Shares will vest after your
                                                  service has terminated for
                                                  any reason.

                   TERM Your Option will expire in any event at the close of business at Company headquarters on the day before the fifth anniversary of the Date of Grant. (It will expire earlier if your service terminates, as described below.)

                   REGULAR TERMINATION            If your service terminates
                                                  for any reason except death
                                                  or Disability, your Option
                                                  will expire at the close of
                                                  business at Company
                                                  headquarters on the 30th day
                                                  after your termination date.
                                                  During that 30-day period,
                                                  you may exercise that portion
                                                  of your Option that was
                                                  vested on your termination
                                                  date.

                   DEATH If you die while in service with the Company, your Option will expire at the close of business at Company headquarters on the date 12 months after the date of death. During that 12-month period, your beneficiary, estate or heirs may exercise that portion of your Option that was vested on your date death.

                   DISABILITY                     If your service terminates
                                                  because of your Disability,
                                                  your Option will expire at
                                                  the close of business at
                                                  Company headquarters on the
                                                  date 90 days after your
                                                  termination date.  During
                                                  such 90-day period, you may
                                                  exercise that portion of your
                                                  Option that was vested on the
                                                  date of your Disability.

                                                  "Disability" means that
                                                  you are unable to engage in
                                                  any substantial gainful
                                                  activity by reason of any
                                                  medically determinable
                                                  physical or mental impairment
                                                  for an extended period of
                                                  time.

                   LEAVES OF ABSENCE              For purposes of this Option,
                                                  your service does not
                                                  terminate when you go on a
                                                  bona fide leave of absence
                                                  that was approved by the
                                                  Company in writing, if the
                                                  terms of the leave provide
                                                  for continued service
                                                  crediting, or when continued
                                                  service crediting is required
                                                  by applicable law.  However,
                                                  for purposes of this Option
                                                  being treated as an ISO, your
                                                  service will be treated as
                                                  terminating 90 days after you
                                                  went on leave, unless your
                                                  right to return to active
                                                  work is guaranteed by law or
                                                  by a contract.  Your service
                                                  terminates in any event when
                                                  the approved leave ends
                                                  unless you immediately return
                                                  to active work.  The
                                                  Committee determines which
                                                  leaves count for this
                                                  purpose, and when your
                                                  service terminates for all
                                                  purposes under the Plan and
                                                  this Agreement.  The
                                                  Committee shall also
                                                  determine the extent to which
                                                  you may exercise the vested
                                                  portion of your Option during
                                                  a leave of absence.

                   NOTICE OF EXERCISE             When you wish to exercise
                                                  this Option, you must notify
                                                  the Committee by filing the
                                                  proper "Notice of Exercise"
                                                  form at the address given on
                                                  the form.  Your Notice must
                                                  specify how many Common
                                                  Shares you wish to purchase.
                                                  Your Notice must also specify
                                                  how your Common Shares should
                                                  be registered (in your name
                                                  only, in your and your
                                                  spouse's names as community
                                                  property or as joint tenants
                                                  with right of survivorship or
                                                  in a trust for your benefit).
                                                  The Notice will be effective
                                                  when it is received by the
                                                  Committee.  If someone else
                                                  wants to exercise this Option
                                                  after your death, that person
                                                  must prove to the Committee's
                                                  satisfaction that he or she
                                                  is entitled to do so.

                   FORM OF PAYMENT                When you submit your Notice
                                                  of Exercise, you must include
                                                  payment of the Exercise Price
                                                  for the Common Shares you are
                                                  purchasing.  Payment may be
                                                  made in one (or a
                                                  combination) of the following
                                                  forms:

                                                  -   Your personal check, a
                                                      cashier's check or a
                                                      money order.

                                                  -   Common Shares which have
                                                      already been owned by
                                                      you for more than six
                                                      months and which are
                                                      surrendered to the
                                                      Company.  The value of
                                                      the Common Shares,
                                                      determined as of the
                                                      effective date of the
                                                      option exercise, will be
                                                      applied to the Exercise
                                                      Price.

                                                  -   By delivery (on a form
                                                      prescribed by the
                                                      Committee) of an
                                                      irrevocable direction to
                                                      a securities broker to
                                                      sell Common Shares and to
                                                      deliver all or part of
                                                      the sale proceeds to the
                                                      Company in payment of the
                                                      aggregate Exercise Price.

                   WITHHOLDING TAXES              You will not be allowed to
                                                  exercise this Option unless
                                                  you make acceptable
                                                  arrangements to pay any
                                                  withholding or other taxes
                                                  that may be due as a result
                                                  of the Option exercise or the
                                                  sale of Common Shares
                                                  acquired upon exercise of
                                                  this Option.

                   RESTRICTIONS ON
                   EXERCISE AND RESALE            By signing this Agreement,
                                                  you agree not to sell any
                                                  Common Shares at a time
                                                  when applicable laws,
                                                  regulations or Company or
                                                  underwriter trading policies
                                                  prohibit a sale. For example,
                                                  prior to an initial public
                                                  offering, the Company may, in
                                                  its sole discretion, restrict
                                                  the transfer of shares for up
                                                  to 6 months from the date of
                                                  exercise.  In connection with
                                                  any underwritten public
                                                  offering by the Company of
                                                  its equity securities
                                                  pursuant to an effective
                                                  registration statement filed
                                                  under the Securities Act,
                                                  including the Company's
                                                  initial public offering, you
                                                  agree not to sell, make any
                                                  short sale of, loan,
                                                  hypothecate, pledge, grant
                                                  any option for the purchase
                                                  of, or otherwise dispose or
                                                  transfer for value or agree
                                                  to engage in any of the
                                                  foregoing transactions with
                                                  respect to any shares without
                                                  the prior written consent of
                                                  the Company or its
                                                  underwriters, for such period
                                                  of time after the effective
                                                  date of such registration
                                                  statement as may be requested
                                                  by the Company or such
                                                  underwriters.

                                                  In order to enforce the
                                                  provisions of this paragraph,
                                                  the Company may impose
                                                  stop-transfer instructions
                                                  with respect to the shares.

                                                  You represent and agree
                                                  that the Common Shares to be
                                                  acquired upon exercising this
                                                  option will be acquired for
                                                  investment, and not with a
                                                  view to the sale or
                                                  distribution thereof.

                                                  In the event that the
                                                  sale of Common Shares under
                                                  the Plan is not registered
                                                  under the Securities Act but
                                                  an exemption is available
                                                  which requires an investment
                                                  representation or other
                                                  representation, you shall
                                                  represent and agree at the
                                                  time of exercise that the
                                                  Shares being acquired upon
                                                  exercising this option are
                                                  being acquired for
                                                  investment, and not with a
                                                  view to the sale or
                                                  distribution thereof, and
                                                  shall make such other
                                                  representations as
                                                  are deemed necessary or
                                                  appropriate by the Company
                                                  and its counsel.

                   THE COMPANY'S RIGHT OF
                   FIRST REFUSAL                  In the event that you
                                                  propose to sell, pledge or
                                                  otherwise transfer to a
                                                  third party any Common Shares
                                                  acquired under this
                                                  Agreement, or any interest in
                                                  such Common Shares, the
                                                  Company shall have the "Right
                                                  of First Refusal" with
                                                  respect to all (and not less
                                                  than all) of such Common
                                                  Shares.  If you desire to
                                                  transfer Common Shares
                                                  acquired under this
                                                  Agreement, you must give a
                                                  written "Transfer Notice" to
                                                  the Committee describing
                                                  fully the proposed transfer,
                                                  including the number of
                                                  Shares proposed to be
                                                  transferred, the proposed
                                                  transfer price and the name
                                                  and address of the proposed
                                                  transferee. The Transfer
                                                  Notice shall be signed both
                                                  by you and by the proposed
                                                  transferee and must
                                                  constitute a binding
                                                  commitment of both parties to
                                                  the transfer of the Common
                                                  Shares.  The Company shall
                                                  have the right to purchase
                                                  all, and not less than all,
                                                  of the Common Shares on the
                                                  terms described in the
                                                  Transfer Notice (subject,
                                                  however, to any change in
                                                  such terms permitted in the
                                                  next paragraph) by delivery
                                                  of a Notice of Exercise of
                                                  the Right of First Refusal
                                                  within 30 days after the date
                                                  when the Transfer Notice was
                                                  received by the Committee.
                                                  The Company's rights under
                                                  this Subsection shall be
                                                  freely assignable, in whole
                                                  or in part.

                                                  If the Company fails to
                                                  exercise its Right of First
                                                  Refusal within 30 days after
                                                  the date when the Committee
                                                  received the Transfer Notice,
                                                  you may, not later than 90
                                                  days following receipt of the
                                                  Transfer Notice by the
                                                  Committee, conclude a
                                                  transfer of the Common Shares
                                                  subject to the Transfer
                                                  Notice on the terms and
                                                  conditions described in the
                                                  Transfer Notice.  Any
                                                  proposed transfer on terms
                                                  and conditions different from
                                                  those described in the
                                                  Transfer Notice, as well as
                                                  any subsequent proposed
                                                  transfer by you, shall again
                                                  be subject to the Right of
                                                  First Refusal and shall
                                                  require compliance with the
                                                  procedure described in the
                                                  paragraph above.  If the
                                                  Company exercises its Right
                                                  of First Refusal, the parties
                                                  shall consummate the sale of
                                                  the Shares on the terms set
                                                  forth in the Transfer Notice
                                                  within 60 days after the date
                                                  the Committee received the
                                                  Transfer Notice (or within
                                                  such longer period as may
                                                  have been specified in the
                                                  Transfer Notice); provided,
                                                  however, that in the event
                                                  the Transfer Notice provided
                                                  that payment for the Common
                                                  Shares was to be made in a
                                                  form other than lawful money
                                                  paid at the time of transfer,
                                                  the Company shall have the
                                                  option of paying for the
                                                  Common Shares with lawful
                                                  money equal to the present
                                                  value of the consideration
                                                  described in the Transfer
                                                  Notice.

                                                  The Company's Right of
                                                  First Refusal shall inure to
                                                  the benefit of its successors
                                                  and assigns and shall be
                                                  binding upon any transferee
                                                  of the Common Shares.

                                                  The Company's Right of
                                                  First Refusal shall terminate
                                                  in the event that Common
                                                  Shares are listed or traded
                                                  on an established stock
                                                  exchange.

                   RIGHT OF REPURCHASE            Following termination of your
                                                  service with the Company for
                                                  any reason, the Company shall
                                                  have the right to purchase
                                                  all of those Common Shares
                                                  that you have or will acquire
                                                  under this Option.  If the
                                                  Company fails to provide you
                                                  with written notice of its
                                                  intention to purchase such
                                                  Common Shares before or
                                                  within 30 days of the date
                                                  the Company receives written
                                                  notice from you of your
                                                  termination of service, the
                                                  Company's right to purchase
                                                  such Common Shares shall
                                                  terminate.  If the Company
                                                  exercises its right to
                                                  purchase such Common Shares,
                                                  the Company will consummate
                                                  the purchase of such Common
                                                  Shares within 60 days of the
                                                  date of its written notice to
                                                  you.  The purchase price for
                                                  any Common Shares repurchased
                                                  shall be the Fair Market
                                                  Value of such Common Shares
                                                  on the date of purchase and
                                                  shall be paid in cash.  The
                                                  Company's right of repurchase
                                                  shall terminate in the event
                                                  that Common Shares are listed
                                                  or traded on an established
                                                  stock exchange.

                   TRANSFER OF OPTION             Prior to your death, only you
                                                  may exercise this Option.
                                                  You cannot transfer or assign
                                                  this Option.  For instance,
                                                  you may not sell this Option
                                                  or use it as security for a
                                                  loan.  If you attempt to do
                                                  any of these things, this
                                                  Option will immediately
                                                  become invalid.  You may,
                                                  however, dispose of this
                                                  Option by beneficiary
                                                  designation or in your will.

                                                  Regardless of any
                                                  marital property settlement
                                                  agreement, the Company is not
                                                  obligated to honor a Notice
                                                  of Exercise from your spouse
                                                  or former spouse, nor is the
                                                  Company obligated to
                                                  recognize such individual's
                                                  interest in your Option in
                                                  any other way.

                   RETENTION RIGHTS               This Agreement does not give
                                                  you the right to be retained
                                                  by the Company in any
                                                  capacity.  The Company
                                                  reserves the right to
                                                  terminate your service at any
                                                  time and for any reason.

                   STOCKHOLDER RIGHTS             You, or your beneficiary,
                                                  estate or heirs, have no
                                                  rights as a stockholder of
                                                  the Company until a
                                                  certificate for the Common
                                                  Shares acquired upon exercise
                                                  of this Option has been
                                                  issued.  No adjustments are
                                                  made for dividends or other
                                                  rights if the applicable
                                                  record date occurs before
                                                  your stock certificate is
                                                  issued, except as described
                                                  in the Plan.

                   ADJUSTMENTS                    In the event of a stock
                                                  split, a stock dividend or a
                                                  similar change in the Common
                                                  Shares, the number of Common
                                                  Shares covered by this Option
                                                  and the Exercise Price per
                                                  share may be adjusted
                                                  pursuant to the Plan.  Your
                                                  Option shall be subject to
                                                  the terms of the agreement of
                                                  merger, liquidation or
                                                  reorganization in the event
                                                  the Company is subject to
                                                  such corporate activity.

                   LEGENDS All certificates representing the Shares issued upon exercise of this Option shall, where applicable, have endorsed thereon the following legends:

                                                     THE SHARES REPRESENTED
                                                     BY THIS CERTIFICATE ARE
                                                     SUBJECT TO CERTAIN
                                                     RESTRICTIONS ON TRANSFER
                                                     AND OPTIONS TO PURCHASE
                                                     SUCH SHARES SET FORTH IN
                                                     AN AGREEMENT BETWEEN THE
                                                     COMPANY AND THE REGISTERED
                                                     HOLDER, OR HIS OR HER
                                                     PREDECESSOR IN INTEREST. A
                                                     COPY OF SUCH AGREEMENT IS
                                                     ON FILE AT THE PRINCIPAL
                                                     OFFICE OF THE COMPANY AND
                                                     WILL BE FURNISHED UPON
                                                     WRITTEN REQUEST TO THE
                                                     SECRETARY OF THE COMPANY
                                                     BY THE HOLDER OF RECORD OF
                                                     THE SHARES REPRESENTED BY
                                                     THIS CERTIFICATE.

                   APPLICABLE LAW                 This Agreement will be
                                                  interpreted and enforced
                                                  under the laws of the State
                                                  of Delaware (without regard
                                                  to their choice of law
                                                  provisions).

                   THE PLAN AND OTHER
                   AGREEMENTS                     The text of the Plan is
                                                  incorporated in this
                                                  Agreement by reference.
                                                  Certain capitalized terms
                                                  used in this Agreement are
                                                  defined in the Plan.

                                                  This Agreement and the
                                                  Plan constitute the entire
                                                  understanding between you and
                                                  the Company regarding this
                                                  Option.  Any prior
                                                  agreements, commitments or
                                                  negotiations concerning this
                                                  Option are superseded.


         BY SIGNING THE COVER SHEET OF THIS AGREEMENT, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED ABOVE AND IN THE PLAN.

                            NETWORK SOLUTIONS, INC.
                           1996 STOCK INCENTIVE PLAN

                      NONSTATUTORY STOCK OPTION AGREEMENT


         Network Solutions, Inc., a Delaware corporation (the "Company"), hereby grants an Option to purchase shares of its Class A Common Stock to the Optionee named below in. The terms and conditions of the Option are set forth in this cover sheet, in the attachment and in the Company's 1996 Stock Incentive Plan (the "Plan"), as amended and restated effective July 7, 1997.


Date of Grant:
               _________________________________________________________________

Name of Optionee:
                  ______________________________________________________________

Optionee's Social Security Number:
                                   _____________________________________________

Number of Common Shares Covered by Option:
                                           _____________________________________

Exercise Price per Common Share: $______________________________________________

Vesting Start Date: ____________________________________________________________


         BY SIGNING THIS COVER SHEET, YOU VOLUNTARILY AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED IN THE ATTACHED AGREEMENT AND IN THE PLAN, A COPY OF WHICH IS ALSO ATTACHED.


Optionee:
          ______________________________________________________________________
                                       (Signature)

Company:
         _______________________________________________________________________
                                       (Signature)

                 Title:
                        ________________________________________________________

                            NETWORK SOLUTIONS, INC.
                           1996 STOCK INCENTIVE PLAN

                      NONSTATUTORY STOCK OPTION AGREEMENT


                   NONSTATUTORY STOCK OPTION      This Option is not intended
                                                  to be an incentive stock
                                                  option under section 422 of
                                                  the Internal Revenue Code and
                                                  will be interpreted
                                                  accordingly.

                   VESTING Your right to exercise this Option vests annually over a four year period beginning one year after the Vesting
                                                  Start Date as shown on the
                                                  cover sheet.  This Option
                                                  vests at a rate of 30%, 30%,
                                                  20% and 20%, respectively, of
                                                  the Common Shares covered by
                                                  the Option at the end of the
                                                  first, second, third and
                                                  fourth year, respectively,
                                                  after the Vesting Start Date.
                                                  The number of Common Shares
                                                  which may be purchased under
                                                  this Option by you at the
                                                  Exercise Price shall be
                                                  rounded to the nearest whole
                                                  number.  No additional Common
                                                  Shares will vest after your
                                                  service has terminated for
                                                  any reason.

                   TERM Your Option will expire in any event at the close of business at Company headquarters on the day before the fifth anniversary of the Date of Grant. (It will expire earlier if your service terminates, as described below.)

                   REGULAR TERMINATION            If your service terminates
                                                  for any reason except death
                                                  or Disability, your Option
                                                  will expire at the close of
                                                  business at Company
                                                  headquarters on the 30th day
                                                  after your termination date.
                                                  During such 30-day period,
                                                  you may exercise that portion
                                                  of your Option that was
                                                  vested on your termination
                                                  date.

                   DEATH If you die while in service with the Company, your Option will expire at the close of business at Company headquarters on the date 12 months after the date of death. During that 12-month period, your beneficiary, estate or heirs may exercise that portion of your Option that was vested on your date of death.

                   DISABILITY                     If your service terminates
                                                  because of your Disability,
                                                  your Option will expire at
                                                  the close of business at
                                                  Company headquarters on the
                                                  date 90 days after your
                                                  termination date.  During
                                                  such 90-day period, you may
                                                  exercise that portion of your
                                                  Option that was vested on
                                                  your date of Disability.

                                                  "Disability" means that
                                                  you are unable to engage in
                                                  any substantial gainful
                                                  activity by reason of any
                                                  medically determinable
                                                  physical or mental impairment
                                                  for an extended period of
                                                  time.

                   LEAVES OF ABSENCE              For purposes of this Option,
                                                  your service does not
                                                  terminate when you go on a
                                                  bona fide leave of absence
                                                  that was approved by the
                                                  Company in writing, if the
                                                  terms of the leave provide
                                                  for continued service
                                                  crediting, or when continued
                                                  service crediting is required
                                                  by applicable law.  The
                                                  Committee determines which
                                                  leaves count for this
                                                  purpose, and when your
                                                  service terminates for all
                                                  purposes under the Plan and
                                                  this Agreement.  The
                                                  Committee shall also
                                                  determine the extent to which
                                                  you may exercise the vested
                                                  portion of your Option during
                                                  a leave of absence.

                   NOTICE OF EXERCISE             When you wish to exercise
                                                  this Option, you must notify
                                                  the Committee by filing the
                                                  proper "Notice of Exercise"
                                                  form at the address given on
                                                  the form.  Your Notice must
                                                  specify how many Common
                                                  Shares you wish to purchase.
                                                  Your Notice must also specify
                                                  how your Common Shares should
                                                  be registered (in your name
                                                  only, in your and your
                                                  spouse's names as community
                                                  property or as joint tenants
                                                  with right of survivorship or
                                                  in a trust for your benefit).
                                                  The Notice will be effective
                                                  when it is received by the
                                                  Committee.  If someone else
                                                  wants to exercise this Option
                                                  after your death, that person
                                                  must prove to the Committee's
                                                  satisfaction that he or she
                                                  is entitled to do so.

                   FORM OF PAYMENT                When you submit your Notice
                                                  of Exercise, you must include
                                                  payment of the Exercise Price
                                                  for the Common Shares you are
                                                  purchasing.  Payment may be
                                                  made in one (or a
                                                  combination) of the following
                                                  forms:

                                                  -    Your personal check, a
                                                       cashier's check or a
                                                       money order.

                                                  -    Common Shares which
                                                       have already been owned
                                                       by you for more than six
                                                       months and which are
                                                       surrendered to the
                                                       Company.  The value of
                                                       the Common Shares,
                                                       determined as of the
                                                       effective date of the
                                                       Option exercise, will be
                                                       applied to the Exercise
                                                       Price.

                                                  -    By delivery (on
                                                       a form prescribed by the
                                                       Committee) of an
                                                       irrevocable direction to
                                                       a securities broker to
                                                       sell Common Shares and
                                                       to deliver all or part
                                                       of the sale proceeds to
                                                       the Company in payment
                                                       of the aggregate
                                                       Exercise Price.

                   WITHHOLDING TAXES              You will not be allowed to
                                                  exercise this Option unless
                                                  you make acceptable
                                                  arrangements to pay any
                                                  withholding or other taxes
                                                  that may be due as a result
                                                  of the option exercise or the
                                                  sale of Common Shares
                                                  acquired upon exercise of
                                                  this Option.

                   RESTRICTIONS ON EXERCISE
                   AND RESALE                     By signing this Agreement,
                                                  you agree not to sell
                                                  any Common Shares at a time
                                                  when applicable laws,
                                                  regulations or Company or
                                                  underwriter trading policies
                                                  prohibit a sale.  For
                                                  example, prior to an initial
                                                  public offering, the Company
                                                  may, in its sole discretion,
                                                  restrict the transfer of
                                                  shares for up to 6 months
                                                  from the date of exercise.
                                                  In connection with any
                                                  underwritten public offering
                                                  by the Company of its equity
                                                  securities pursuant to an
                                                  effective registration
                                                  statement filed under the
                                                  Securities Act, including the
                                                  Company's initial public
                                                  offering, you agree not to
                                                  sell, make any short sale of,
                                                  loan, hypothecate, pledge,
                                                  grant any option for the
                                                  purchase of, or otherwise
                                                  dispose or transfer for value
                                                  or agree to engage in any of
                                                  the foregoing transactions
                                                  with respect to any shares
                                                  without the prior written
                                                  consent of the Company or its
                                                  underwriters, for such period
                                                  of time after the effective
                                                  date of such registration
                                                  statement as may be requested
                                                  by the Company or such
                                                  underwriters.

                                                  In order to enforce the
                                                  provisions of this paragraph,
                                                  the Company may impose
                                                  stop-transfer instructions
                                                  with respect to the shares.

                                                  You represent and agree
                                                  that the Common Shares to be
                                                  acquired upon exercising this
                                                  option will be acquired for
                                                  investment, and not with a
                                                  view to the sale or
                                                  distribution thereof.

                                                  In the event that the
                                                  sale of Common Shares under
                                                  the Plan is not registered
                                                  under the Securities Act but
                                                  an exemption is available
                                                  which requires an investment
                                                  representation or other
                                                  representation, you shall
                                                  represent and agree at the
                                                  time of exercise that the
                                                  Shares being acquired upon
                                                  exercising this option are
                                                  being acquired for
                                                  investment, and not with a
                                                  view to the sale or
                                                  distribution thereof, and
                                                  shall make such other
                                                  representations as are deemed
                                                  necessary or appropriate by
                                                  the Company and its counsel.

                   THE COMPANY'S RIGHT OF
                   FIRST REFUSAL                  In the event that you propose
                                                  to sell, pledge or
                                                  otherwise transfer to a
                                                  third party any Common Shares
                                                  acquired under this
                                                  Agreement, or any interest in
                                                  such Common Shares, the
                                                  Company shall have the "Right
                                                  of First Refusal" with
                                                  respect to all (and not less
                                                  than all) of such Common
                                                  Shares.  If you desire to
                                                  transfer Common Shares
                                                  acquired under this
                                                  Agreement, you must give a
                                                  written "Transfer Notice" to
                                                  the Committee describing
                                                  fully the proposed transfer,
                                                  including the number of
                                                  Common Shares proposed to be
                                                  transferred, the proposed
                                                  transfer price and the name
                                                  and address of the proposed
                                                  transferee.  The Transfer
                                                  Notice shall be signed both
                                                  by you and by the proposed
                                                  transferee and must
                                                  constitute a binding
                                                  commitment of both parties to
                                                  the transfer of the Common
                                                  Shares.  The Company shall
                                                  have the right to purchase
                                                  all, and not less than all,
                                                  of the Common Shares on the
                                                  terms described in the
                                                  Transfer Notice (subject,
                                                  however, to
                                                  any change in such
                                                  terms permitted in the next
                                                  paragraph) by delivery of a
                                                  notice of exercise of the
                                                  Right of First Refusal within
                                                  30 days after the date when
                                                  the Transfer Notice was
                                                  received by the Committee.
                                                  The Company's rights under
                                                  this Subsection shall be
                                                  freely assignable, in whole
                                                  or in part.

                                                  If the Company fails to
                                                  exercise its Right of First
                                                  Refusal within 30 days after
                                                  the date when the Committee
                                                  received the Transfer Notice,
                                                  you may, not later than 90
                                                  days following receipt of the
                                                  Transfer Notice by the
                                                  Company, conclude a transfer
                                                  of the Common Shares subject
                                                  to the Transfer Notice on the
                                                  terms and conditions
                                                  described in the Transfer
                                                  Notice.  Any proposed
                                                  transfer on terms and
                                                  conditions different from
                                                  those described in the
                                                  Transfer Notice, as well as
                                                  any subsequent proposed
                                                  transfer by you, shall again
                                                  be subject to the Right of
                                                  First Refusal and shall
                                                  require compliance with the
                                                  procedure described in the
                                                  paragraph above.  If the
                                                  Company exercises its Right
                                                  of First Refusal, the parties
                                                  shall consummate the sale of
                                                  the Common Shares on the
                                                  terms set forth in the
                                                  Transfer Notice within 60
                                                  days after the date when the
                                                  Committee received the
                                                  Transfer Notice (or within
                                                  such longer period as may
                                                  have been specified in the
                                                  Transfer Notice); provided,
                                                  however, that in the event
                                                  the Transfer Notice provided
                                                  that payment for the Common
                                                  Shares was to be made in a
                                                  form other than lawful money
                                                  paid at the time of transfer,
                                                  the Company shall have the
                                                  option of paying for the
                                                  Common Shares with lawful
                                                  money equal to the present
                                                  value of the consideration
                                                  described in the Transfer
                                                  Notice.

                                                  The Company's Right of
                                                  First Refusal shall inure to
                                                  the benefit of its successors
                                                  and assigns and shall be
                                                  binding upon any transferee
                                                  of the Common Shares.

                                                  The Company's Right of
                                                  First Refusal shall terminate
                                                  in the event that Common
                                                  Shares are listed or traded
                                                  on an established stock
                                                  exchange.

                   RIGHT OF REPURCHASE            Following termination of your
                                                  service for any reason, the
                                                  Company shall have the right
                                                  to purchase all of those
                                                  Common Shares that you have
                                                  or will acquire under this
                                                  Option.  If the Company fails
                                                  to provide you with written
                                                  notice of its intention to
                                                  purchase such Common Shares
                                                  before or within 30 days of
                                                  the date the Company receives
                                                  written notice from you of
                                                  your termination of service,
                                                  the Company's right to
                                                  purchase such Common Shares
                                                  shall terminate.  If the
                                                  Company exercises its right
                                                  to purchase such Common
                                                  Shares, the Company will
                                                  consummate the purchase of
                                                  such Common Shares within 60
                                                  days of the date of its
                                                  written notice to you.  The
                                                  purchase price for any

                                                  Common Shares
                                                  repurchased shall be the Fair
                                                  Market Value of such Common
                                                  Shares on the date of
                                                  purchase and shall be paid in
                                                  cash.  The Company's right of
                                                  repurchase shall terminate in
                                                  the event that Common Shares
                                                  are issued or traded on an
                                                  established stock exchange.


                   TRANSFER OF OPTION             Prior to your death, only you
                                                  may exercise this Option.
                                                  You cannot transfer or assign
                                                  this Option.  For instance,
                                                  you may not sell this Option
                                                  or use it as security for a
                                                  loan.  If you attempt to do
                                                  any of these things, this
                                                  Option will immediately
                                                  become invalid.  You may,
                                                  however, dispose of this
                                                  Option by beneficiary
                                                  designation or in your will.

                                                  Regardless of any
                                                  marital property settlement
                                                  agreement, the Company is not
                                                  obligated to honor a Notice
                                                  of Exercise from your spouse
                                                  or former spouse, nor is the
                                                  Company obligated to
                                                  recognize such individual's
                                                  interest in your Option in
                                                  any other way.

                   RETENTION RIGHTS               This Agreement does not give
                                                  you the right to be retained
                                                  by the Company in any
                                                  capacity.  The Company
                                                  reserves the right to
                                                  terminate your service at any
                                                  time and for any reason.

                   STOCKHOLDERS RIGHTS            You, or your estate or heirs,
                                                  have no rights as a
                                                  stockholder of the Company
                                                  until a certificate for the
                                                  Common Shares acquired upon
                                                  exercise of this Option has
                                                  been issued.  No adjustments
                                                  are made for dividends or
                                                  other rights if the
                                                  applicable record date occurs
                                                  before your stock certificate
                                                  is issued, except as
                                                  described in the Plan.

                   ADJUSTMENTS                    In the event of a stock
                                                  split, a stock dividend or a
                                                  similar change in the Common
                                                  Shares, the number of Common
                                                  Shares covered by this Option
                                                  and the Exercise Price per
                                                  share may be adjusted
                                                  pursuant to the Plan.  Your
                                                  Option shall be subject to
                                                  the terms of the agreement of
                                                  merger, liquidation or
                                                  reorganization in the event
                                                  the Company is subject to
                                                  such corporate activity.

                   LEGENDS All certificates representing the Common Shares issued upon exercise of this Option shall, where applicable, have endorsed thereon the following legends:

                                                     THE SHARES REPRESENTED
                                                     BY THIS CERTIFICATE ARE
                                                     SUBJECT TO CERTAIN
                                                     RESTRICTIONS ON TRANSFER
                                                     AND OPTIONS TO PURCHASE
                                                     SUCH SHARES SET FORTH IN
                                                     AN AGREEMENT BETWEEN THE
                                                     COMPANY AND THE REGISTERED
                                                     HOLDER, OR HIS OR HER
                                                     PREDECESSOR IN INTEREST. A
                                                     COPY OF SUCH

                                                     AGREEMENT IS
                                                     ON FILE AT THE PRINCIPAL
                                                     OFFICE OF THE COMPANY AND
                                                     WILL BE FURNISHED UPON
                                                     WRITTEN REQUEST TO THE
                                                     SECRETARY OF THE COMPANY
                                                     BY THE HOLDER OF RECORD OF
                                                     THE SHARES REPRESENTED BY
                                                     THIS CERTIFICATE.

                   APPLICABLE LAW                 This Agreement will be
                                                  interpreted and enforced
                                                  under the laws of the State
                                                  of Delaware (without regard
                                                  to their choice of law
                                                  provisions).

                   THE PLAN AND OTHER
                   AGREEMENTS                     The text of the Plan is
                                                  incorporated in this
                                                  Agreement by reference.
                                                  Certain capitalized terms
                                                  used in this Agreement are
                                                  defined in the Plan.

                                                  This Agreement and the
                                                  Plan constitute the entire
                                                  understanding between you and
                                                  the Company regarding this
                                                  Option.  Any prior
                                                  agreements, commitments or
                                                  negotiations concerning this
                                                  Option are superceded.


         BY SIGNING THE COVER SHEET OF THIS AGREEMENT, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED ABOVE AND IN THE PLAN.





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